SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2005

CAPITAL VENTURES GROUP I, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA	000-50214	65-0968839
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1400 Cypress Creek Road

Fort Lauderdale, Florida 33309

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(954)776-6600

(ISSUER TELEPHONE NUMBER)

22154 Martella Avenue

Boca Raton, Florida 33433

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 9, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement and Share Exchange (the “Agreement”) between the Company and YB Holdings, Inc. (“YB Holdings”), a Florida corporation, the Company purchased all of the outstanding shares of YB Holdings for a total of 12,272,200 shares of the Company’s common stock. Pursuant to the Agreement, YB Holdings became a wholly owned subsidiary of the Company. The acquisition was approved by the unanimous consent of our Board of Directors on June 9, 2005. Pursuant to the Agreement, we will file an amendment in the State of Florida changing the name of the company to Biotex Holdings, Inc.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company purchased all of the outstanding shares of YB Holdings for a total of 12,272,200 shares of the Company’s common stock. Pursuant to the Agreement, YB Holdings became a wholly owned subsidiary of the Company.

YB Holdings was established in 2003 to develop and employ technologies from around the world to process biomass (plant derived) waste, extract the usable fractions, and then utilize or sell those extractions in further downstream processes. Many of these waste streams have traditionally been disposed of either by dumping into landfills or by burning. YB Holdings has acquired the rights to several extraction and separation technologies along with patents (pending) for certain technologies, which can process this waste to derive value added products, such as cellulose, fiber, protein, hemicellulose, lignin and others. The uses for these fractions are many, either as sellable products on their own, or as feed stocks for further downstream processing. Our mission is to become a global biomass processor by utilizing our various processing technologies, and deriving value added products from their use.

Technologies

There are various methods in use around the world to separate the various biomass fractions. They generally fall in to the categories of either wet separation or dry separation. In some cases, the two methods are combined. In wet separation, the biomass waste is added to an acidic or enzymatic bath, heat is applied, and the resulting fractions are extracted. This is the most common form of separation technology since it has been in use for many years. Where appropriate, we will use wet separation technology to derive value added streams from biomass.

YB Holdings has acquired the exclusive global rights to several technologies that process biomass waste for further downstream processes. Our BioReduction machine, or BRT, can process raw biomass waste, such as corn cobs, pineapple plants, rice husks, fruit drops, wheat, sugar cane, citrus pomace and others. These waste streams are fed into the machine either mechanically by hand, or automatically by conveyor system, and are ground into slurry so that the free water and other liquefied material can be extracted. The slurry is then fed into an extractor mechanism that separates the liquid and solid fractions. The output is in the form of two streams, the first being a nutrient rich liquid which can be used in ethanol production, sold as fertilizer, or disposed of into the sewage system, depending on the composition of the feed stock being used. The second stream consists of the solid waste which has been dehydrated to 85% of its original weight and volume. This solid waste stream can then be either sold as animal fodder, disposed of using traditional methods or can be further processed using other methodologies to derive downstream value added products where a large enough stream can be produced.

YB Holdings has also acquired a technology similar to the BioReduction Technology, specific to the citrus industry. Our Citrus Separation Technology, or CST, which uses a proprietary method, which can process raw citrus biomass waste, such as orange, grapefruit, lemon, lime and tangerine peels and pumice. Because citrus peel begins to ferment immediately after juicing, we will joint venture with existing citrus juicing companies in order make the best use of the peel. The peels will be fed via conveyor directly from the juice factory into our stand alone plants. The peel will be cut with a proprietary cutting wheel, and mixed with water to create slurry. The slurry will then undergo several processes to remove the sugars, in the form of citrus molasses, and the d-limonene, or citrus oil. The molasses will then either be sold for use in food production, or where economically feasible, will be utilized in further downstream processing for ethanol production. The remaining solid citrus peel will then be dried, and converted into our CitaSorb product, which is used for pet bedding and litter and citrus flour and press cake, which is used in food products for human and animal consumption.

The leading technology of separation technologies is dry separation. Many scientists have tried to accomplish the goal of extracting fractions from biomass without the use of acidic or enzymatic hydrolysis, but none have been able to accomplish this feat until recently. We believe that there is only one process in the world today capable of completing a dry separation of biomass. We have located this Molecular Separation Technology, or MST, process and have an agreement to acquire the worldwide patent for it from the team of scientists that invented it. There are multiple advantages for this type of separation, the greatest of which are time and cost savings. Without the need for acids, enzymes and heat, the processing time is reduced to a matter of seconds, and the cost savings are dramatic. It is a proprietary process in which dry biomass material is fed into our MST machine where it is separated. The resultant output is separated into the different streams available from the raw material that was input, and is ejected from the MST machine in these fractions.

Application

Our BRT machines will be utilized both as a total solution and as the first stage of our business model. As a total solution, they will be deployed to clients who generate enough biomass waste to realize a cost savings from the utilization of our products. They will be leased to supermarkets, large hotels, catering halls, waste transfer stations, terminal markets and agricultural concerns. These types of users are typically located in larger metropolitan areas and do not generate enough waste to warrant further downstream processing. Accordingly, we will lease our smaller BRT machines solely to help those customers reduce their waste hauling costs. The BRT machine is scalable, and can be built to suit the particular needs of the client. Additionally, should a customer lease one size machine, and find that their need for processing capacity grows, we can easily change some components, at an added cost, and increase the processing power of the machine accordingly.

The CST process may also be utilized either as a total solution or as the primary stage of a multi-stage process. They will be built on location at the citrus juicing plants we joint venture with. The output of the process will be in the form of three products: d-limonene, citrus molasses and CitraSorb. These products can be sold to companies which will utilize them for their end products. The chemical and perfume industries use d-limonene, or citrus oil, in their products. CitraSorb, depending on the final milling, can be utilized by bakeries, pet bedding manufacturers, pectin producers and food processors. Finally, the citrus molasses can be used by food manufacturers and ethanol producers.

The BRT and CST processes will also be utilized as the first of a multi-stage process. This will only occur in locations where enough waste is generated that it is economical to deploy more complex processing methodologies. In this first stage, the BRT will remove the free liquid from the biomass. The liquid will either be disposed of in the sewage system, or reserved and sold as fertilizer, depending on the makeup of the effluent. The CST process will process the citrus peel into the above mentioned products. The oils will be sold and the molasses will be utilized for ethanol production in our ethanol plants. The solid output from both processes will use the MST machines for the second stage of processing. The MST machine is capable of separating biomass streams into their fundamental fractions, such as protein, cellulose, hemicellulose, starch, fiber, lignin and others. Each of these fractions can be used in further downstream processes to create other usable and renewable products. For instance, cellulose can either be sold to the paper industry, thus reducing the reliance on trees, or it can be used to create ethanol, a renewable energy source. Hemicellulose can be converted into xylose, which is the basis for a revolutionary new sweetener. Lignin is an industrial fuel, usually used to provide energy to industrial plants. Starch can also be used in ethanol production. Fiber is used in the nutraceutical industry. Pectin is used in the food and nutraceutical industries. We will process the biomass, extract the fractions and then sell the fractions to industries that require pure feed stocks for their own processes. An alternative, and much more lucrative plan, is to enter into joint ventures with companies which are desirous of utilizing the MST machines so that we, too, may share in the added profits derived from its use.

Industries

YB Holdings has identified many industries which can benefit from the use of our technologies. On the small scale, supermarkets, terminal markets, restaurants, catering halls and hotels can utilize the BRT machines solely to reduce their “wet waste” costs. Customers such as these are generating 150 tons, on average, of wet waste per month. The BRT machine can reduce these costs by over 50% by eliminating half of the weight and volume of the waste they are sending to the landfills. The substantial cost savings combined with corporate policies to become more environmentally responsible ensure that companies will want to lease our machines.

On the larger scale, we will sell or lease our equipment to customers such as farms and agricultural processors, large waste transfer stations and other industries that create great quantity of biomass waste. It is in these industries that we will form joint ventures to install either our BRT or CST together with our MST machines. The BRT equipment will prepare the biomass, and the CST will prepare the citrus peel for further processing in the MST machine. The MST machine will be stage two of the process, whereas the usable fractions are extracted. The citrus industry, for instance, must dispose of its pomace (seeds, stems, peels and pulp) once the juice is squeezed. This material is high in cellulose and sugar, which is used for ethanol production, flavonoids, which can be used in the pharmaceutical and nutraceutical industries, and oils, which can be used in the chemical industry. Rice husks are high in fiber, which is usable in the consumables industry and silica, which is in high demand by the semiconductor industry. The pineapple industry has vast amounts of waste once the fruit has been harvested. This waste is high in fiber and enzymes that can be used for nutraceutical production. Corn growers can utilize our technologies to process their waste to make a more efficient feed stock for ethanol production. The profits that can be realized by selling these extracted products together with the reduction of waste will induce these types of industries to implement our technologies.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 9, 2005, pursuant to the Agreement, we agreed to issue a total of a total of 12,272,200 shares of the Company’s common stock to the shareholders of YB Holdings in exchange for all of the outstanding shares of YB Holdings. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, YB Holdings had the necessary investment intent as required by Section 4(2) since YB Holdings agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Agreement, the shareholders of YB Holdings will be issued a total of 12,272,200 shares of the Company’s common stock. The shares to be held by the shareholders of YB Holdings represent a majority of the Company’s outstanding common stock. As part of the Agreement, the following changes to the Company’s directors and officers have occurred.

Peter Goldstein resigned as the Company’s President, Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors, effective June 9, 2005.

Scott Silverman was appointed as the Company’s President, Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors, as of June 9, 2005

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Peter Goldstein resigned as the Company’s President, Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors, effective June 9, 2005.

Scott Silverman was appointed as the Company’s President, Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors, as of June 9, 2005.

Scott Silverman – President, Secretary, CEO, CFO, Chairman of the Board of Directors

Pursuant to the Stock Purchase Agreement and Share Exchange, Scott Silverman was appointed as our President Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors, as of June 9, 2005. Mr. Silverman brings many years of corporate, operational and financial experience to us. He began his career at Asiel and Company, an investment banking firm in New York, by being selected for the Arbitrage Trader Training Program, where he performed financial analysis and executed trades in marketable securities. Mr. Silverman then joined Fishs Eddy of New York, a chain of retail tabletop and glassware stores, as their Vice President of Operations. While at Fishs Eddy, he reorganized the management of the company, preparing it for a nationwide expansion, sought out capital for that expansion, and executed the first stage of the expansion to the local tri-state area. He was in charge of all aspects of personnel, operational, and financial management for the company. Following his departure, Mr. Silverman formed PTV, LLC, and acquired a distressed chain of retail stores. This company was reorganized and subsequently sold after a successful turnaround. He served as VP of Operations and CFO of ICV, a venture capital and financial management firm in New York where he oversaw day-to-day operations and finance for the firm’s multi-national interests. After serving as an equity trader at Dalton Kent Securities, Mr. Silverman formed Alicanto Group, Ltd, a corporate management and venture capital firm, where he provided consulting services to pre-revenue companies. The company specialized in providing turn-key operational and managerial back office solutions to small companies. Prior to joining YB Holdings, Mr. Silverman relinquished his day-to-day responsibilities at Alicanto Group, Ltd., and now holds a position on the Board of Directors.

Mr. Silverman earned his BBA degree in Finance from George Washington University’s School of Business and Public Management. He holds NASD Series 7, 63 and 55 licenses. He was listed in the Who’s Who Guide of Business Leaders Worldwide in 1994 and his company was honored in Entrepreneur Magazine’s list of “Hot 100” fastest growing companies in 1998.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Financial Statements are included in this Form 8K.

(b)	Pro Forma Financial Information.

Pro Forma Financial Information are included in this Form 8K.

(c)	Exhibits.

2.1	Stock Purchase Agreement and Share Exchange dated June 9, 2005, between Capital Ventures Group I, Inc. and YB Holdings, Inc.
10.1	Intellectual Property Agreement dated January 14, 2005, between YB Holdings, Inc. and BioReduction Technology LLC
10.2	Intellectual Property Agreement dated May 16, 2005, between YB Holdings, Inc. and Robert Allen Jones
10.3	Technology Acquisition Agreement dated May 31, 2005 between YB Holdings, Inc. and Mastercraft Corporation Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL VENTURES GROUP I, INC.

By:	/s/ Scott Silverman
SCOTT SILVERMAN
President, CEO, CFO

Dated: June 15, 2005

YB HOLDINGS, INC.

CONDENSED FINANCIAL STATEMENTS

March 31, 2005

TABLE OF CONTENTS

Page
Condensed Balance Sheet	2
Condensed Statements of Operations	3
Condensed Statements of Cash Flows	4
Notes to Condensed Financial Statements	5-7

YB HOLDINGS, INC.
CONDENDSED BALANCE SHEETS

March 31,
2005
(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 73,653
Inventory	3,839
Prepaid expenses and other current assets	19,926

Total Current Assets	97,418

Furniture and equipment, net	7,016
Research and development equipment	75,000
Intellectual property	1,500,000

Total Assets	$ 1,679,434

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$ 78,469
Note payable - related party	105,000

Total Current Liabilities	183,469

Shareholders’ Equity:
Common stock, $0.0001 par value, 20,000,000
shares authorized, 15,330,000 shares issued and outstanding	1,533
Additional paid-in capital	1,696,730
Accumulated deficit	(202,298)

Total Shareholders’ Equity	1,495,965

Total Liabilities and Shareholders’ Equity	$ 1,679,434

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.
CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2005	2004
	(Unaudited)	(Unaudited)

NET SALES	$ -	$ -

Cost of goods sold	-	-

GROSS PROFIT	-	-

Operating Expenses
General and administrative expenses	95,061	-
Research and development	20,000	-

Total operating expenses	115,061	-

Other Income/Expense
Other Income	89

LOSS BEFORE PROVISION FOR INCOME TAXES	(114,972)	-

Provision for income taxes	-	-

Net Loss	$ (114,972)	$ -

Net loss per share - basic and diluted	$ (0.008)	$ -

Weighted average number of common
shares outstanding - basic and diluted	15,250,000	-

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.
STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2005	2004
	(Unaudited)	(Unaudited)

Cash Flows From Operating Activities:
Net Loss	$ (114,972)	$ -
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	2,180	-
Changes in current assets and liabilities:
Inventory	(3,839)	-
Prepaid expenses	(14,926)	-
Property, plant and equipment	(84,196)	-
Accounts payable and accrued expenses	105,469	-

Net Cash Provided by (Used in) Operating Activities	(110,284)	-

Cash Flows from Investing Activities:
Issuance of common stock	196,263
Purchase of intellectual property	(27,000)	-

Net Cash Used in Investing Activities	169,263	-

Cash Flows from Financing Activities:
Proceeds from related party loans	5,000	-

Net cash provided by Financing Activities	5,000	-

Net Decrease in Cash and Cash Equivalents	63,979	-

Cash and Cash Equivalents - Beginning of Period	$ 9,674	$ -

Cash and Cash Equivalents - End of Period	$ 73,653	$ -

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

March 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

YB Holdings, Inc. (the “Company”) established in 2003 to develop and employ technologies from around the world to process biomass (plant derived) waste, extract the usable fractions, and then utilize or sell those extractions in further downstream processes.

The financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred operating losses since its inception. This condition raises substantial doubt as to the Company’s ability to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Statements

The accompanying interim unaudited financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position of the Company as of March 31, 2005 and the related operating results and cash flows for the interim period presented have been made. The results of operations of such interim period are not necessarily indicative of the results of the full year.

YB HOLDINGS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

March 31, 2005

Use of Estimates

Use of estimates and assumptions by management is required in the preparation of financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates and assumptions.

Earnings Per Share

Basic earnings per share (“EPS”) is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding for the period as required by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Shares”. Diluted EPS reflects the potential dilution of securities that could share in the earnings.

NOTE 3 - INCOME TAXES

At March 31, 2005, there are no items that give rise to deferred income taxes.

NOTE 4 – INTELLECTUAL PROPERTY

During January 2005, the Company entered into an agreement with BioReduction Technology, LLC, whereby the Company has acquired an exclusive license to make and have made and to use, offer to sell, sell, license, rent, and distribute products embodying the bio reduction technology and any improvements to such technology throughout the entire world. In exchange for the aforementioned license, the Company provided the inventor of the bio reduction technology with 500,000 shares of YB common and an option to purchase 300,000 additional shares of common stock, which will be exercisable at a price of $5.00 per share.

YB HOLDINGS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

March 31, 2005

NOTE 5 – SUBSEQUENT EVENTS

During May 2005, the Company entered into an agreement with an individual who is the sole inventor of and holds all the rights, title, and interest in a pending patent for citrus separation technology, whereby the Company has been assigned the pending patent and the right to make and have made and to use, offer to sell, sell, license, rent, and distribute products embodying the citrus separation technology and improvements to such technology throughout the entire world. In exchange for the aforementioned pending patent, the Company has agreed to pay the sum of $1,000,000, payable by the issuance of 500,000 shares of YB common stock valued at $2.00 per share and an option for the purchase of 300,000 additional shares of YB common stock, exercisable at a price of $5.00 per share. The Company also agreed to share a certain percentage of profits derived from sales.

During May 2005, the Company entered into an agreement with Mastercraft Corporation Limited, a private company organized and in good standing pursuant to the laws of the United Kingdom whereby the Company has been assigned all the machinery, processes, hardware, software, systems, subsystems, and components embodied in or relating to molecular separation technology (“MST”) and any future model or generation. In exchange for the aforementioned assignment, the Company has agreed to pay the following:

•	The sum of $1,000,000 (US), which will be held in escrow until after the technology transfer has been completed,
•

The in-kind sum of $16,250,000 (US), payable by issuance of 6,500,000 shares of common stock in the Company or its successor, valued at $2.50 (US) per share. Such shares will be held in escrow until after the technology transfer has been completed, and

•

The performance-based sum of $8,000,000 (US), payable over an unspecified number of periods. Payments will be 15% of the net profits derived from the licensing, leasing, rental, and use of products embodying the molecular separation technology in each calendar quarter, and are payable 30 days after the end of each calendar quarter.

YB HOLDINGS, INC.

FINANCIAL STATEMENTS

For the years ended December 31, 2004 and 2003

YB HOLDINGS, INC.

FINANCIAL STATEMENTS

For the years ended December 31, 2004 and 2003

Table of Contents

Report of Independent Registered Public Accounting Firm	F – 2

Balance Sheets	F – 3

Statements of Operations	F – 4

Statement of Changes in Shareholders’ Equity (Deficiency)	F – 5

Statements of Cash Flows	F – 6

Notes to Financial Statements	F – 7 -11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and board of directors

YB Holdings, Inc.:

We have audited the accompanying balance sheets of YB Holdings, Inc. (hereinafter referred to as the “Company”) as of December 31, 2004 and 2003, and the related statements of operations, shareholders’ deficit and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YB Holdings, Inc. as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

JEWETT, SCHWARTZ & ASSOCIATES

Hollywood, Florida,

January 24, 2005

YB HOLDINGS, INC.
BALANCE SHEETS

	December 31,
	2004	2003

ASSETS
Current Assets:
Cash	$ 9,674	$ 2,000
Prepaid expenses	5,000	-

Total Current Assets	$ 14,674	$ 2,000

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)

Current Liabilities:
Loans from related parties	$ 100,000	$ -

Total Current Liabilities	$ 100,000	$ -

SHAREHOLDERS’ DEFICIENCY
Common Stock, $.0001 par value, 20,000,000 shares authorized;
11,700,000 and 585,000 shares issued and outstanding	1,170	58
Additional paid-in capital	830	1,942
Accumulated deficit	(87,326)	-

TOTAL SHAREHOLDERS’ EQUITY (DEFICIENCY)	(85,326)	2,000

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)	$ 14,674	$ 2,000

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.
STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2004	2003

REVENUES	$ -	$ -

OPERATING EXPENSES
General and administrative	65,326	-
Research and development	22,000	-

NET LOSS	$ 87,326	$ -

Net loss per share - basic and diluted	$ 0.01	$ -

Weighted average number of shares
outstanding - basic and diluted	11,700,000	11,700,000

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

	Common Stock
	20,000,000 shares authorized		Additional
	Shares	Par Value	Paid-in	Accumulated
	Issued	$.0001 per share	Capital	Deficit	Total

BALANCE - January 8, 2003 (inception)	-	$ -	$ 2,000	$ -	$ 2,000

Issuance of common stock to founders at par value	585,000	58	(58)	-	-

Net loss	-	-	-	-	-

BALANCE - DECEMBER 31, 2003	585,000	$ 58	$ 1,942	$ -	$ 2,000

20-for-1 forward stock split	11,115,000	1,112	(1,112)	-	-

Net Loss	-	-	-	87,326	87,326

BALANCE - December 31, 2004	11,700,000	$ 1,170	$ 830	$ (87,326)	$ (85,326)

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.
STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2004	2003

Cash Flows from Operating Activities
Net loss	$ (87,326)	$ -
Changes in current assets and liabilities
Increase in prepaid expenses	(5,000)	-

Net cash used in operating activities	(92,326)	-

Cash Flows from Investing Activities
Net cash used by investing activities	-	-

Cash Flows from Financing Activities
Initial proceeds from founders	-	2,000
Proceeds from related party loans	100,000	-

Net cash used by financing activities	100,000	2,000

Change in Cash	7,674	2,000
Cash - Beginning of period	2,000	-

Cash - Ending of period	$ 9,674	$ 2,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$ -	$ -

Cash paid for income taxes	$ -	$ -

The accompanying notes are an integral part of these financial statements.

YB HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 1 – ORGANIZATION

Business: On January 8, 2003, YB Holdings, Inc. (the “Company”) was incorporated under the laws of the State of Florida to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has had no operations to date other than issuing shares to its original shareholders.

The Company has been formed to provide a method for a foreign or domestic private company to become a reporting (“public”) company whose securities are qualified for trading in the United States secondary market.

The Company will attempt to locate and negotiate with a business entity for combination with such entity. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. No assurances can be given that the Company will be successful in locating or negotiating with any target company.

The financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred operating losses since its inception. This condition raises substantial doubt as to the Company’s ability to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Revenue Recognition

The Company has adopted and follows the guidance provided in the Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 104, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

YB HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

Income Taxes

The Company uses the asset and liability method of accounting for income taxes as required by SFAS No. 109 “Accounting for Income Taxes”. SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Accordingly, no provision has been made for income taxes.

Loss Per Share

The Company computed basic and diluted loss per share amounts for December 31, 2004 and 2003 pursuant to the Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share.” There are no potentially dilutive shares outstanding and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

Stock-Based Compensation

The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. As such, compensation cost is measured on the date of grant as the excess of current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” and SFAS No. 148, “Accounting for Stock Based Compensation – Transition and Disclosure,’ which allows entities to provide pr forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 has been applied.

The Company accounts for stock options or warrants issued to non-employees for goods or services in accordance with the fair value method of SFAS 123. Under this method, the Company records an expense equal to the fair value of the options or warrants issued. The fair value is computed using an options pricing model.

YB HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information regarding the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

Recent Authoritative Pronouncements

Other-Than-Temporary Impairment of Investments

In March 2004, the EITF of the FASB reached a consensus on Issue No. 03-01, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“EITF 03-01”). EITF 03-01 addresses the meaning of other-than-temporary impairment and its application to debt and equity securities within the scope of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“SFAS 115”) and equity securities that are not subject to the scope of SFAS 115 and not accounted for under the equity method of accounting. As of December 31, 2004, the Company determined that EITF 03-01 had no impact on its consolidated financial statements.

Contingently Convertible Instruments

In September 2004, the EITF reached a consensus on Issue No. 04-08, “The Effect of Contingently Convertible Instruments on Diluted Earnings Per Share” (“EITF 04-08”), which is effective for reporting periods ending after December 15, 2004. EITF 04-08 requires companies to include shares issuable under convertible instruments in diluted earnings per share computations (if dilutive) regardless of whether the market price trigger (or other contingent feature) has been met. In addition, prior period earnings per share amounts presented for comparative purposes must be restated. EITF 04-08 did not impact earnings per share in 2004.

Inventory Pricing

In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 151, “Inventory Costs.” The new statement amends Accounting Research Bulletin (“APB”) No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. This statement requires that those items be recognized as current-period charges and requires that allocation of fixed production overheads to the cost of conversion be based on the normal capacity of the production facilities. This statement is effective for fiscal years beginning after June 15, 2005. The Company does not expect adoption of this statement to have a material impact on its financial condition or results of operations.

YB HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

Share-Based Payment

In December 2004, the FASB issued a revision of SFAS 123 (“SFAS 123(R)”) that will require compensation costs related to share-based payment transactions to be recognized in the statement of operations. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be remeasured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. SFAS 123(R) replaces SFAS 123 and is effective as of the first interim period beginning after June 15, 2005. Based on the number of shares and awards outstanding as of December 31, 2004 (and without giving effect to any awards which may be granted in 2005), we expect that the adoption of SFAS 123(R) will have no material impact to the financial statements.

NOTE 3 – PRIVATE PLACEMENT

On December 7, 2004, the board of directors authorized a capital raise through the sale of up to 1,500,000 shares of common stock at the price of $1.00 per share.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

On December 17, 2004, the president of the Company signed a letter of intent to purchase all of the issued and outstanding stock of Capital Ventures Group I, Inc., which is subject to the terms of a definitive merger agreement between the two parties. Under the terms of the agreement the shareholders of Capital Ventures Group I, Inc. will keep their 565,000 shares of common stock and the number of authorized common and preferred stock will remain the same. The negotiation and terms of the Agreement will remain confidential unless either party decides to make this information public. In addition, each party will perform a due diligence inquiry on the other party before the closing date of the transaction. Included in the letter of intent is a covenant of exclusivity, which states that if Capital Ventures Group I, Inc. receives a proposal from a third party concerning an acquisition it will provide the Company with a written notice of such inquiries or proposals. In exchange for this covenant, the Company shall pay a sum of $25,000 to Capital Ventures Group I, Inc. The letter of intent is effective until January 30, 2005, and does not serve to legally obligate the parties to enter into the definitive agreement. The letter of intent subsequently expired.

YB HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

NOTE 5 – SUBSEQUENT EVENTS

During January 2005, the Company entered into an agreement with BioReduction Technology, LLC, whereby the Company has acquired an exclusive license to make and have made and to use, offer to sell, sell, license, rent, and distribute products embodying the bio reduction technology and any improvements to such technology throughout the entire world. In exchange for the aforementioned license, the Company provided the inventor of the bio reduction technology with 500,000 shares of YB common and an option to purchase 300,000 additional shares of common stock, which will be exercisable at a price of $5.00 per share.

During May 2005, the Company entered into an agreement with an individual who is the sole inventor of and holds all the rights, title, and interest in a pending patent for citrus separation technology, whereby the Company has been assigned the pending patent and the right to make and have made and to use, offer to sell, sell, license, rent, and distribute products embodying the citrus separation technology and improvements to such technology throughout the entire world. In exchange for the aforementioned pending patent, the Company has agreed to pay the sum of $1,000,000, payable by the issuance of 500,000 shares of YB common stock valued at $2.00 per share and an option for the purchase of 300,000 additional shares of YB common stock, exercisable at a price of $5.00 per share. The Company also agreed to share a certain percentage of profits derived from sales.

During May 2005, the Company entered into an agreement with Mastercraft Corporation Limited, a private company organized and in good standing pursuant to the laws of the United Kingdom whereby the Company has been assigned all the machinery, processes, hardware, software, systems, subsystems, and components embodied in or relating to molecular separation technology (“MST”) and any future model or generation. In exchange for the aforementioned assignment, the Company has agreed to pay the following:

•	The sum of $1,000,000 (US), which will be held in escrow until after the technology transfer has been completed,
•

The in-kind sum of $16,250,000 (US), payable by issuance of 6,500,000 shares of common stock in the Company or its successor, valued at $2.50 (US) per share. Such shares will be held in escrow until after the technology transfer has been completed, and

•

The performance-based sum of $8,000,000 (US), payable over an unspecified number of periods. Payments will be 15% of the net profits derived from the licensing, leasing, rental, and use of products embodying the molecular separation technology in each calendar quarter, and are payable 30 days after the end of each calendar quarter.